                                                                    Exhibit 25.2
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM T-1

                               -----------------

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                               -----------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                        PURSUANT TO SECTION 305(b)(2) [X]

                               -----------------

                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)

      303 Peachtree Street               30308                    58-0466330
         30/th/ Floor                  (Zip Code)             (I.R.S. employer
       Atlanta, Georgia                                      identification no.)
(Address of principal executive
           offices)

                               -----------------

                                 George T. Hogan
                                  SunTrust Bank
                               25 Park Place, N.E.
                                   24th Floor
                           Atlanta, Georgia 30303-2900
                                 (404) 588-7591
            (Name, address and telephone number of agent for service)

                                -----------------

                                   ONEOK, INC.
             (Exact name of registrant as specified in its charter)


               Oklahoma                                     73-1520922
    (State or other jurisdiction of            (IRS employer identification no.)
    incorporation or organization)

         100 West Fifth Street                                 74103
            Tulsa, Oklahoma                                 (Zip Code)
    (Address of principal executive
               offices)

                                -----------------

                            Stock Purchase Contracts
              pursuant to Registration Statement No. 333-__________
                       (Title of the indenture securities)


================================================================================

1.    General information.

      Furnish the following information as to the trustee-

           Name and address of each examining or supervising authority to which it is subject.

           Department of Banking and Finance,
           State of Georgia
           Atlanta, Georgia

           Federal Reserve Bank of Atlanta
           104 Marietta Street, N.W.
           Atlanta, Georgia

           Federal Deposit Insurance Corporation
           550 17/th/ Street, N.W.
           Washington, D.C.

           Whether it is authorized to exercise corporate trust powers.

           Yes.


2.    Affiliations with Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.


3-12 No responses are included for Items 3 through 12. Responses to those Items are not required because, as provided in General Instruction B and as set forth in Item 13(b), the obligor is not in default on any securities issued under indentures under which SunTrust Bank is a trustee.


13.   Defaults by the Obligor.

      (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

      There is not and has not been any default under this indenture.

      (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

      There has not been any such default.


14-15 No responses are included for Items 14 and 15. Responses to those Items are not required because, as provided in General Instruction (b) to Item 13, the obligor is not in default on any securities issued under indentures under which SunTrust Bank is a trustee.

16.   List of Exhibits.

      List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

      (1) A copy of the Articles of Amendment and Restated Articles of Association of the trustee as now in effect (Exhibit 1 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.).

      (2) A copy of the certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation).

      (3) A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibits 2 and 3 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation).

      (4) A copy of the existing by-laws of the trustee as now in effect (Exhibit 4 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.).

      (5)  Not applicable.

      (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

      (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on September 30, 2002.

      (8)  Not applicable.

      (9)  Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 20th day of December, 2002.

                                        SUNTRUST BANK


                                        By:  /s/ George T. Hogan
                                            -----------------------------------
                                             George T. Hogan
                                             Vice President

                              EXHIBIT 1 TO FORM T-1

                             ARTICLES OF ASSOCIATION
                                       OF
                                  SUNTRUST BANK


             (Incorporated by reference from Exhibit 1 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.)

                              EXHIBIT 2 TO FORM T-1

                            CERTIFICATE OF AUTHORITY
                                       OF
                       SUNTRUST BANK TO COMMENCE BUSINESS


             (Incorporated by reference from Exhibit 2 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation)

                              EXHIBIT 3 TO FORM T-1

                                  AUTHORIZATION
                                       OF
                            SUNTRUST BANK TO EXERCISE
                             CORPORATE TRUST POWERS


          (Incorporated by reference from Exhibit 2 and 3 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation)

                              EXHIBIT 4 TO FORM T-1

                                     BY-LAWS
                                       OF
                                  SUNTRUST BANK


             (Incorporated by reference from Exhibit 4 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.)

                              EXHIBIT 5 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE


     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of up to $1,000,000,000 of Stock Purchase Contracts by ONEOK, Inc., SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                        SUNTRUST BANK


                                        By:  /s/ George T. Hogan
                                            ----------------------------------
                                             George T. Hogan
                                             Vice President

                              EXHIBIT 7 TO FORM T-1

                               REPORT OF CONDITION
                                   (ATTACHED)

================================================================================

SunTrust Bank                            FFIEC 031
ATLANTA, GA 30302                        Consolidated Report of Condition
Certificate Number: 00867                for September 30, 2002

================================================================================

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for September 30, 2002

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet                                                C400

Dollar Amounts in Thousands
--------------------------------------------------------------------------------

ASSETS
1.  Cash and balances due from depository institutions (from Schedule RC-A):                              RCFC
                                                                                                          ----
                                                                                                                  -------------
    a.  Noninterest bearing balances and currency and coin (1) ......................................     0081        4,200,94  1.a
                                                                                                                  -------------
    b.  Interest-bearing balances (2) ...............................................................     0071         789,620  1.b
                                                                                                                  -------------
2.  Securities:
                                                                                                                  -------------
    a.  Held-to-maturity securities (from Schedule RC-B, column A) ..................................     1754               0  2.a
                                                                                                                  -------------
    b.  Available-for-sale securities (from Schedule RC-B, column D) ................................     1773      18,383,085  2.b
                                                                                                                  -------------
3.  Federal funds sold and securities purchased under agreements to resell(3)                             B987         477,688  3
                                                                                                          B989       3,459,165
                                                                                                                  -------------
4.  Loans and lease financing receivables (from Schedule RC-C):                    RCFD
                                                                                   ----
                                                                                          -------------
    a.  Loans and leases held for sale .......................................     5369      4,745,817
                                                                                          -------------
    b.  Loans and leases, net of unearned income .............................     B528     72,209,556                          4.a
                                                                                          -------------
    c.  LESS: Allowance for loan and lease losses ............................     3123        911,991                          4.b
                                                                                          -------------
    d.  Loans and leases, net of unearned income, allowance, and reserve                                  RCFD
                                                                                                          ----
                                                                                                                  -------------
    (item 4.a minus 4.b and 4.c) ....................................................................     B529      71,297,565  4.d
                                                                                                                  -------------
5.  Tracing assets (from Schedule RC-D) .............................................................     3545       1,087,823  5.
                                                                                                                  -------------
6.  Premises and fixed assets (including capitalized leases) ........................................     2145       1,341,756  6.
                                                                                                                  -------------
7.  Other real estate owned (from Schedule RC-M) ....................................................     2150          21,067  7.
                                                                                                                  -------------
8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ........     2130               0  8.
                                                                                                                  -------------
9.  Customers' liability to this bank on acceptances outstanding ....................................     2155           9,021  9.
                                                                                                                  -------------
10. Intangible assets ...............................................................................     2143                  10.
                                                                                                                  -------------
    a.  Goodwill ....................................................................................     3163         759,397  10.a
                                                                                                                  -------------
    b.  Other intangible assets from Schedule RC-M ..................................................     0426         649,357  10.b
                                                                                                                  -------------
11. Other assets (from Schedule RC-F) ...............................................................     2160       2,394,142  11.
                                                                                                                  -------------
12. Total assets (sum of items 1 through 11) ........................................................     2170     109,616,497  12.
                                                                                                                  -------------

--------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.
(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

================================================================================

SunTrust Bank                            FFIEC 031
ATLANTA, GA 30302                        Consolidated Report of Condition
Certificate Number: 00867                for September 30, 2002

================================================================================

Schedule RC - Continued

                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------

LIABILITIES
13. Deposits:                                                                                           RCON
                                                                                                        ----
                                                                                                                -------------
    a. In domestic offices (sum of totals of columns A and C from Schedule       RCON                   2200      70,605,302  13.a
       RC-E, part 1):                                                            ----     -----------           -------------
       (1) Noninterest-bearing (4) ...........................................   6631      8,842,143                          13.a.1
                                                                                          -----------
       (2) Interest-bearing ..................................................   6636     61,763,159                          13.a.2
                                                                                          -----------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                                    RCFN                  13.b
                                                                                                        ----
                                                                                                                -------------
       (from Schedule RC-E, part II) .........................................   RCFN                   2200       3,437,572
                                                                                 ----
       (1) Noninterest-bearing ...............................................   6631              0                          13.b.1

       (2) Interest-bearing ..................................................   6636      3,437,572    RCFD                  13.b.2
                                                                                                        ----
14. Federal funds purchased and securities sold under agreements to repurchase
                                                                                                                -------------
    a. Federal funds purchased in domestic offices (5) .............................................    B993       3,906,704  14
    b. Securities sold under agreements to repurchase (6) ..........................................    B995       8,637,561
                                                                                                                -------------
                                                                                                        RCFD
                                                                                                        ----
                                                                                                                -------------
15. Trading liabilities (from Schedule RC-D) .......................................................    3548         952,619  15.a
                                                                                                                -------------
16. Other borrowed money (includes mortgage indebtedness and obligations under                          3190       8,184,543
    capitalized leases) (from Schedule RC-M):
                                                                                                                -------------
17. Not applicable .................................................................................
                                                                                                                -------------
18. Bank's liability on acceptances executed and outstanding .......................................    2920           9,021  18
                                                                                                                -------------
19. Subordinated notes and debentures (7) ..........................................................    3200       1,687,547  19
                                                                                                                -------------
20. Other liabilities (from Schedule RC-G) .........................................................    2930       2,281,159  20
                                                                                                                -------------
21. Total liabilities (sum of items 13 through 20) .................................................    2948      99,702,028  21
                                                                                                                -------------
22. Minority interest in consolidated subsidiaries .................................................    3000       1,017,493  22
                                                                                                                -------------
    EQUITY CAPITAL
                                                                                                                -------------
23. Perpetual preferred stock and related surplus ..................................................    3838               0  23
                                                                                                                -------------
24. Common stock ...................................................................................    3230          21,600  24
                                                                                                                -------------
25. Surplus (exclude all surplus related to preferred stock) .......................................    3839       2,534,707  25
                                                                                                                -------------
26. a. Retained earnings ...........................................................................    3632       5,386,884  26.a
                                                                                                                -------------
    b. Accumulated other comprehensive income (8) ..................................................    B530         953,785  26.b
                                                                                                                -------------
27. Other equity capital components (9) ............................................................    A130               0  27
                                                                                                                -------------
28. Total equity capital (sum of items 23 through 27) ..............................................    3210       8,896,976  28
                                                                                                                -------------
29. Total liabilities minority interest, and equity capital (sum of items 21, 22 and 28) ...........    3300     109,616,497  29
                                                                                                                -------------

    Memorandum

    To be reported with the March Report of Condition.

1.  Indicated in the box at the right the number of the statement below that best describes the most
    comprehensive level of auditing work performed for the bank by independent external auditors as of    RCFD           Number
                                                                                                          ----      ------------
    any date during 2001 ..............................................................................   6724              N/A  M.1
                                                                                                                    ------------

1=  Independent audit of the bank conducted in accordance         5.= Directors' examination of the bank performed by other
    with generally accepted auditing standards by a                   external auditors (may be required by state chartering
    certified public accounting firm which submits a                  authority)
    report on the bank
2=  Independent audit of the bank's parent holding                6=  Review of the bank's financial statements by external
    company conducted in accordance with generally                    auditors
    accepted auditing standards by a certified public
    accounting firm which submits a report on the
    consolidated holding company (but not on the bank             7=  Compilation of the bank's financial statements by
    separately)                                                       external auditors
3=  Attestation on bank management's assertion on the
    effectiveness of the bank's internal control over             8=  Other audit procedures (excluding tax preparation work)
    financial reporting by a certified public accounting
    firm                                                          9=  No external audit work
4=  Directors' examination of the bank conducted in
    accordance with generally accepted auditing standards
    by a certified public accounting firm (may be required
    by state chartering authority)

_______________

(1) Includes cash items in process of collection.

(2) Includes time certificates of deposit not held for trading.

(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

(4) Includes total demand deposits and noninterest-bearing time and savings deposits.

(5) Report overnight Federal Home Loan Bank advances and Schedule RC, item 16, "other borrowed money."

(6) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.

(7) Includes limited-life preferred stock and related surplus.

(8) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(9) Includes treasury stock and unearned Employee Stock Ownership Plan Shares.

                              EXHIBIT 8 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 9 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                                       16